                                                                   Exhibit 24.1

                          THE WILLIAMS COMPANIES, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint J. FURMAN LEWIS, BOBBY E. POTTS AND DAVID M. HIGBEE their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-4 for the registration under the Securities Act of 1933, as amended, of debt securities of Williams to be issued in exchange for Williams' outstanding $3.50 Cumulative Convertible Preferred Stock, and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

     THAT the undersigned Williams does hereby constitute and appoint J. FURMAN LEWIS, BOBBY E. POTTS and DAVID M. HIGBEE its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

     Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

     IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 16th day of March, 1995.


    /s/ KEITH E. BAILEY                              /s/ JACK D. McCARTHY
-----------------------------                     ----------------------------
        Keith E. Bailey                                  Jack D. McCarthy
    Chairman of the Board,                            Senior Vice President
        President and                             (Principal Financial Officer)
   Chief Executive Officer
(Principal Executive Officer)

                             /s/ GARY R. BELITZ
                           --------------------------
                                 Gary R. Belitz
                                   Controller
                           (Chief Accounting Officer)

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

     /s/ HAROLD W. ANDERSEN                    /s/ RALPH E. BAILEY
---------------------------------       ----------------------------------
         Harold W. Andersen                       Ralph E. Bailey
             Director                                Director


         /s/ GLENN A. COX                   /s/ THOMAS H. CRUIKSHANK
---------------------------------       ----------------------------------
           Glenn A. Cox                        Thomas H. Cruikshank
             Director                                Director


       /s/ ERVIN S. DUGGAN                  /s/ ROBERT J. LaFORTUNE
---------------------------------       ----------------------------------
          Ervin S. Duggan                      Robert J. LaFortune
             Director                                Director


        /s/ JAMES C. LEWIS                  /s/ JACK A. MacALLISTER
---------------------------------       ----------------------------------
          James C. Lewis                       Jack A. MacAllister
             Director                                Director


       /s/ JAMES A. McCLURE                    /s/ PETER C. MEINIG
---------------------------------       ----------------------------------
         James A. McClure                        Peter C. Meinig
            Director                                Director


         /s/ KAY A. ORR                       /s/ GORDON R. PARKER
---------------------------------       ----------------------------------
            Kay A. Orr                           Gordon R. Parker
             Director                                Director

                        /s/ JOSEPH H. WILLIAMS
                   ---------------------------------
                          Joseph H. Williams
                                Director


                                        THE WILLIAMS COMPANIES, INC.


                                        By     /s/ J. FURMAN LEWIS
                                        ----------------------------------
                                                  J. Furman Lewis
                                               Senior Vice President

ATTEST:


       /s/ DAVID M. HIGBEE
----------------------------------
          David M. Higbee
             Secretary